CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement on Form SB-2 of our report dated May 31, 2000, relating to the financial statements of Bal/Rivgam LLC, and to the reference to our firm under the caption "Experts" in the Prospectus.



                                        /s/ Anchin, Block & Anchin LLP
                                        ----------------------------------------
                                        Anchin, Block & Anchin LLP


New York, New York
June 22, 2000